EXHIBIT 13

             CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER AND CHIEF
                                FINANCIAL OFFICER

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of VocalTec Communications Ltd. (the "Company") on Form 20-F for the period ended December 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Joseph Albagli, Chief Executive Officer of the Company, and Eli Gendler, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that to the best of our knowledge, information and belief:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: June 20, 2007

                                                        By: /s/ Joseph Albagli
                                                        ----------------------
                                                        Joseph Albagli
                                                        Chief Executive Officer


                                                        By: /s/ Eli Gendler
                                                        -------------------
                                                        Eli Gendler
                                                        Chief Financial Officer